[Delaware Investments LOGO]
A member of Lincoln Financial Group

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Michael P. Bishof, David F. Connor and David P. O'Connor, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     This power of attorney is effective for all documents filed on or after August 16, 2006.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of August 2006.


--------------------------------------
Patrick P. Coyne

--------------------------------------------------------------------------------
                      DELAWARE INVESTMENTS FAMILY OF FUNDS
--------------------------------------------------------------------------------
Delaware Group Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust
Voyageur Insured Funds
Voyageur Intermediate Tax-Free Funds
Voyageur Investment Trust
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.

[Delaware Investments LOGO]
A member of Lincoln Financial Group

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Michael P. Bishof, David F. Connor, Patrick P. Coyne and David P. O'Connor, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     This power of attorney is effective for all documents filed on or after August 16, 2006.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of August 2006.


--------------------------------------
Thomas L. Bennett

--------------------------------------------------------------------------------
                      DELAWARE INVESTMENTS FAMILY OF FUNDS
--------------------------------------------------------------------------------
Delaware Group Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust
Voyageur Insured Funds
Voyageur Intermediate Tax-Free Funds
Voyageur Investment Trust
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.

[Delaware Investments LOGO]
A member of Lincoln Financial Group

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Michael P. Bishof, David F. Connor, Patrick P. Coyne and David P. O'Connor, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     This power of attorney is effective for all documents filed on or after August 16, 2006.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of August 2006.


--------------------------------------
J. Richard Zecher

--------------------------------------------------------------------------------
                      DELAWARE INVESTMENTS FAMILY OF FUNDS
--------------------------------------------------------------------------------
Delaware Group Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust
Voyageur Insured Funds
Voyageur Intermediate Tax-Free Funds
Voyageur Investment Trust
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.

[Delaware Investments LOGO]
A member of Lincoln Financial Group

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Michael P. Bishof, David F. Connor, Patrick P. Coyne and David P. O'Connor, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     This power of attorney is effective for all documents filed on or after August 16, 2006.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of August 2006.


--------------------------------------
John A. Fry

--------------------------------------------------------------------------------
                      DELAWARE INVESTMENTS FAMILY OF FUNDS
--------------------------------------------------------------------------------
Delaware Group Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust
Voyageur Insured Funds
Voyageur Intermediate Tax-Free Funds
Voyageur Investment Trust
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.

[Delaware Investments LOGO]
A member of Lincoln Financial Group

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Michael P. Bishof, David F. Connor, Patrick P. Coyne and David P. O'Connor, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     This power of attorney is effective for all documents filed on or after August 16, 2006.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of August 2006.


--------------------------------------
Anthony D. Knerr

--------------------------------------------------------------------------------
                      DELAWARE INVESTMENTS FAMILY OF FUNDS
--------------------------------------------------------------------------------
Delaware Group Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust
Voyageur Insured Funds
Voyageur Intermediate Tax-Free Funds
Voyageur Investment Trust
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.

[Delaware Investments LOGO]
A member of Lincoln Financial Group

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Michael P. Bishof, David F. Connor, Patrick P. Coyne and David P. O'Connor, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     This power of attorney is effective for all documents filed on or after August 16, 2006.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of August 2006.


--------------------------------------
Ann R. Leven

--------------------------------------------------------------------------------
                      DELAWARE INVESTMENTS FAMILY OF FUNDS
--------------------------------------------------------------------------------
Delaware Group Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust
Voyageur Insured Funds
Voyageur Intermediate Tax-Free Funds
Voyageur Investment Trust
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.

[Delaware Investments LOGO]
A member of Lincoln Financial Group

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Michael P. Bishof, David F. Connor, Patrick P. Coyne and David P. O'Connor, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     This power of attorney is effective for all documents filed on or after August 16, 2006.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of August 2006.


--------------------------------------
Thomas F. Madison

--------------------------------------------------------------------------------
                      DELAWARE INVESTMENTS FAMILY OF FUNDS
--------------------------------------------------------------------------------
Delaware Group Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust
Voyageur Insured Funds
Voyageur Intermediate Tax-Free Funds
Voyageur Investment Trust
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.

[Delaware Investments LOGO]
A member of Lincoln Financial Group

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Michael P. Bishof, David F. Connor, Patrick P. Coyne and David P. O'Connor, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     This power of attorney is effective for all documents filed on or after August 16, 2006.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of August 2006.


--------------------------------------
Jan L. Yeomans

--------------------------------------------------------------------------------
                      DELAWARE INVESTMENTS FAMILY OF FUNDS
--------------------------------------------------------------------------------
Delaware Group Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust
Voyageur Insured Funds
Voyageur Intermediate Tax-Free Funds
Voyageur Investment Trust
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.

[Delaware Investments LOGO]
A member of Lincoln Financial Group

                                POWER OF ATTORNEY

     I, the Chief Financial Officer of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint David F. Connor, Patrick P. Coyne and David P. O'Connor, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     This power of attorney is effective for all documents filed on or after August 16, 2006.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of August 2006.


--------------------------------------
Michael P. Bishof

--------------------------------------------------------------------------------
                      DELAWARE INVESTMENTS FAMILY OF FUNDS
--------------------------------------------------------------------------------
Delaware Group Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust
Voyageur Insured Funds
Voyageur Intermediate Tax-Free Funds
Voyageur Investment Trust
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.

[Delaware Investments LOGO]
A member of Lincoln Financial Group

                                POWER OF ATTORNEY

     I, the undersigned member of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Michael P. Bishof, David F. Connor, Patrick P. Coyne and David P. O'Connor, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     This power of attorney is effective for all documents filed on or after August 16, 2006.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of August 2006.


--------------------------------------
Lucinda S. Landreth

--------------------------------------------------------------------------------
                      DELAWARE INVESTMENTS FAMILY OF FUNDS
--------------------------------------------------------------------------------
Delaware Group Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust
Voyageur Insured Funds
Voyageur Intermediate Tax-Free Funds
Voyageur Investment Trust
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.